Exhibit (a)(1)(I)

On December 20, 2023, Wyndham Hotels & Resorts, Inc. posted the following messages via display advertising:

On December 20, 2023, Wyndham Hotels & Resorts, Inc. posted the following messages via LinkedIn advertising:

WYNDHAM
VACATION OWNERSHIP®

No Room for a Wrong Choice.

A standalone Wyndham is a better path.

LEARN MORE


WYNDHAM
VACATION OWNERSHIP
Standalone Wyndham is the Right Choice.
Stay Wyndham.
LEARN MORE
Super 8


WYNDHAM
VACATION OWNERSHIP
Reject Risk.
Stay Wyndham.
LEARN MORE
ECHO SUITES


WYNDHAM
VACATION OWNERSHIP
Driving
Significant
Value.
LEARN MORE

Wyndham Hotels & Resorts
6,124 Followers
Promoted

Don't undervalue your investment and expose yourself to undue risk!


WYNDHAM
HOTELS & RESORTS
No Room for a Wrong Choice.
A standalone Wyndham is a better path.
Super 8

Protect Your Investment
Stay Wyndham.
staywyndham.com

Learn More

1,002

56 comments · 16 reposts

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Wyndham Hotels & Resorts
6,124 Followers
Promoted

Wyndham's long-term strategic plan as a standalone company will drive far more value.


WYNDHAM
HOTELS & RESORTS
No Room for a Wrong Choice.
A standalone Wyndham is a better path.
Super 8

Protect Your Investment
Stay Wyndham.
staywyndham.com

Learn More

1,002
56 comments · 16 reposts

Like Comment Repost Send

Wyndham Hotels & Resorts
6,124 Followers
Promoted

Wyndham's standalone plan will drive far more value for shareholders.


WYNDHAM
HOTELS & RESORTS
Reject
Risk.
Stay
Wyndham.
ECHOSUITES

Halt the Risk
Stay Wyndham.
staywyndham.com

Learn More

1,002 · 56 comments · 16 reposts

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Wyndham Hotels & Resorts
6,124 Followers
Promoted

Choice's offer exposes Wyndham shareholders to undue risk.


WYNDHAM
Reject Risk.
Stay Wyndham.
ECHOSUITES

Halt the Risk
Stay Wyndham.
staywyndham.com
Learn More

1,002 · 56 comments · 16 reposts

Like · Comment · Repost · Send

Wyndham Hotels & Resorts
6,124 Followers
Promoted

Wyndham's standalone plan will drive far more value for shareholders.



Choose
Value Creation.
Stay Wyndham.
LA QUINTA
WYNDHAM

Protect the Owners
Stay Wyndham.
staywyndham.com

Learn More

1,002

56 comments · 16 reposts

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